Exhibit 99.1
     SECURITY AGREEMENT dated as of August 8, 2008 (this “Agreement”), among QUICKSILVER RESOURCES INC., a Delaware corporation (the “Borrower”), the SUBSIDIARIES of the Borrower whose signatures appear below or who in the future become parties hereto as provided in Section 7.11 (collectively, and together with the Borrower, the “Grantors”), and CREDIT SUISSE, Cayman Islands Branch (“Credit Suisse”), in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.
W I T N E S S E T H:
     WHEREAS, the Borrower intends to acquire (the “Acquisition”) certain producing, leasehold, royalty, midstream and other assets associated with the Barnett Shale formation in Texas.
     WHEREAS, in connection with the Acquisition, the Borrower, the Lenders and Credit Suisse, as Administrative Agent, are entering into the Credit Agreement, under which the Borrower may obtain Loans in an aggregate principal amount not in excess of $700,000,000.
     WHEREAS, it is a condition precedent to the obligations of the Lenders to make Loans pursuant to the Credit Agreement that the Grantors create, in favor of the Collateral Agent, for the benefit of the Term Secured Parties, Liens on the Collateral as security for the indefeasible payment in full in cash and performance of the Term Obligations.
     WHEREAS, the Existing Senior Notes Indenture provides that the Grantors may not create, incur or suffer to exist Liens on the Collateral created under the Security Documents unless such Liens are “Permitted Liens” under and as defined in the Existing Senior Notes Indenture or, contemporaneously with the incurrence of such Liens, effective provision is made to secure the Existing Senior Notes Obligations equally and ratably with the indebtedness secured by such Liens for so long as such indebtedness is so secured.
     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.
     WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the making of Loans to the Borrower by the Lenders pursuant to the Credit Agreement.
     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and in order to induce the Lenders to make Loans pursuant to the Credit Agreement, the parties hereto agree as follows:

ARTICLE I
Definitions
     SECTION 1.01. Certain Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:
     “Acquisition” has the meaning given to such term in the recitals.
     “Agreement” has the meaning given to such term in the preamble.
     “Borrower” has the meaning given to such term in the preamble.
     “Collateral” has the meaning given to such term in Section 2.01; provided, that, for purposes of Articles V and VI and Sections 4.07, and 7.13, the term “Collateral” shall have the meaning given thereto in the Credit Agreement.
     “Collateral Account” has the meaning given to such term in Section 4.01(b).
     “Collateral Agent” has the meaning given to such term in the preamble.
     “Combined Loan Documents” means the Loan Documents and the Existing Senior Notes Documents.
     “Contingent Obligations” means contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made.
     “Credit Agreement” means the Credit Agreement dated as of August 8, 2008, among the Borrower, the Lenders and Credit Suisse, as Administrative Agent.
     “Credit Suisse” has the meaning given to such term in the preamble.
     “Equipment” has the meaning given to such term in Section 2.01(a).
     “Excluded Collateral” means the collective reference to:
     (a) any vehicles, or any equipment the ownership of which is evidenced by certificate(s) of title, now or hereafter owned by any Grantor;
     (b) any Hedging Agreements to which any Grantor is now or hereafter party, or any computer and software licenses now or hereafter held by any Grantor, that is, in each case, nonassignable by its terms without the consent of the other party or parties thereto or the licensor or sublicensor thereof, as applicable (other than to the extent that such terms would be rendered ineffective pursuant to the U.C.C., including Sections 9-406, 9-407, 9-408 or 9-409 of the U.C.C. of any relevant jurisdiction, and other than to the extent all necessary consents to grant and perfection of the Collateral Agent’s Liens thereon have been obtained, and, in any event, immediately upon the ineffectiveness, lapse or termination of such terms or the obtainment of such consents, such Hedging Agreements or licenses shall cease to constitute Excluded Collateral);

     (c) any “Pledged Collateral” as defined in the Pledge Agreement;
     (d) any voting Equity Interests in a Foreign Subsidiary to the extent such Equity Interests represent more than 65% of the total combined voting power of all classes of voting Equity Interests of such Foreign Subsidiary; and
     (e) (i) property subject to Liens permitted by clause (o) of the definition of the term “Permitted Encumbrances” in the Credit Agreement solely in the event and to the extent that a grant or perfection of a Lien in favor of the Collateral Agent on any such property is prohibited by or results in a breach or termination of, or constitutes a default under, the documentation governing such Liens or the obligations secured by such Liens (other than to the extent that such terms would be rendered ineffective pursuant to the U.C.C., including Sections 9-406, 9-407, 9-408 or 9-409 of the U.C.C. of any relevant jurisdiction, and other than to the extent all necessary consents to the grant and perfection of the Collateral Agent’s Liens thereon have been obtained) and, in any event, immediately upon the ineffectiveness, lapse or termination of such terms or the obtainment of such consents, such property shall cease to constitute Excluded Collateral, (ii) any personal property lease, contract, permit, license, franchise or letter of credit right solely (A) with respect to contracts and other agreements to the extent entered into prior to the date hereof and (B) in the event and to the extent that a grant or perfection of a Lien in favor of the Collateral Agent on such personal property lease, contract, permit, license, franchise or letter of credit right is prohibited by law or results in a breach or termination of, or constitutes a default under, any such personal property lease, contract, permit, license, franchise or letter of credit right (other than to the extent that such law or terms would be rendered ineffective pursuant to the U.C.C., including Sections 9-406, 9-407, 9-408 or 9-409 of the U.C.C. of any relevant jurisdiction, and other than to the extent all necessary consents to the grant and perfection of the Collateral Agent’s Liens thereon have been obtained) and, in any event, immediately upon the ineffectiveness, lapse or termination of such law or terms or the obtainment of such consents, such personal property lease, contract, permit, license, franchise or letter of credit right shall cease to constitute Excluded Collateral and (iii) any fee interest in real property.
     “Existing Senior Notes Obligations” means Indebtedness (as defined in the Existing Senior Notes Indenture as in effect on the date hereof) due with respect to (a) the Existing Senior Notes and (b) the Subsidiary Guarantee (as defined in the Existing Senior Notes Indenture as in effect on the date hereof) of any Grantor.
     “Existing Senior Notes Secured Parties” has the meaning given to the term “Holders”, as defined in the Existing Senior Notes Indenture as in effect on the date hereof.
     “First Lien Obligations” has the meaning given to such term in the Intercreditor Agreement.
     “Grantors” has the meaning given to such term in the preamble.
     “Indemnitees” has the meaning given to such term in Section 7.02(a).

     “Intercreditor Agreement” means the Intercreditor Agreement dated as of August 8, 2008, among the Borrower, the other Grantors, JPMorgan Chase Bank, N.A., as the First Lien Collateral Agent (as defined therein), and Credit Suisse, as the Second Lien Collateral Agent (as defined therein).
     “Inventory” has the meaning given to such term in Section 2.01(b).
     “Perfection Certificate” means the Perfection Certificate delivered by the Borrower on the date hereof pursuant to Article IV of the Credit Agreement, together with all schedules and attachments thereto.
     “Receivables” has the meaning given to such term in Section 2.01(c).
     “Related Contracts” has the meaning given to such term in Section 2.01(c).
     “Secured Obligations” means, collectively, the Term Obligations and the Existing Senior Notes Obligations.
     “Secured Parties” means, collectively, the Term Secured Parties and the Existing Senior Notes Secured Parties.
     “Term Secured Parties” means, collectively, (a) the Lenders, (b) the Administrative Agent (including in its capacity as the Collateral Agent hereunder), (c) each other Person to whom any of the Term Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.
     “U.C.C.” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in the State of Texas or in any other applicable jurisdiction.
     SECTION 1.02. Terms Generally. Unless otherwise defined herein, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
     SECTION 1.03. U.C.C. Definitions. Unless otherwise defined herein, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.
     SECTION 1.04. Rules of Construction. The rules of construction set forth in Section 1.02 of the Credit Agreement shall also apply to this Agreement, mutatis mutandis.
ARTICLE II
Security Interest
     SECTION 2.01. Grant of Security Interest. Each Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to the following property (any and all of the following being the “Collateral”):
     (a) all equipment in all of its forms of any Grantor, including all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor (any and all of the foregoing being the “Equipment”);
     (b) all inventory in all of its forms of any Grantor, wherever located, including (i) all oil, gas or other hydrocarbons and all products and substances derived therefrom, all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee) and (iii) all goods which are returned to or repossessed by such Grantor, and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the “Inventory”);
     (c) all accounts, money, payment intangibles, deposit accounts (including the Collateral Accounts and all amounts on deposit therein and all cash equivalent investments carried therein and all proceeds thereof), contracts, contract rights, all rights constituting a right to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles of any Grantor, whether or not earned by performance or arising out of or in connection with the sale or lease of goods or the rendering of services, including all moneys due or to become due in repayment of any loans or advances, and all rights of any Grantor now or hereafter existing in and to all security agreements, guaranties, leases, agreements and other contracts securing or otherwise relating to any such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles (any and all such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles being the “Receivables”, and any and all such security agreements, guaranties, leases, agreements and other contracts being the “Related Contracts”);
     (d) all books, correspondence, credit files, records, invoices, tapes, cards, computer runs, writings, data bases, information, paper and documents and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.01;
     (e) all Governmental Approvals, including any permits, to the extent a security interest may be granted therein; provided that any Governmental Approval that by its terms or by operation of law would be void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder is expressly excepted and excluded from the Liens and terms of this Security Agreement, including the grant of security interest in this Section 2.01 (other than to the extent that such terms or law would be rendered ineffective pursuant to the U.C.C., including Sections 9-406, 9-407, 9-408 or 9-409 of the U.C.C. of any relevant jurisdiction, and other than to the extent all necessary consents to grant and perfection of the Collateral Agent’s Liens thereon have been obtained) and, in any event, immediately upon the ineffectiveness, lapse or termination of such terms or law or the obtainment of such consents, such Governmental Approval shall cease to be so excepted and excluded;
     (f) all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect any Grantor against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect such Grantor against fluctuations in commodity prices (including Hedging Agreements);
     (g) to the extent not included in the foregoing, all bank accounts, investment property, fixtures and supporting obligations;
     (h) all of any Grantor’s other assets, property and rights of every kind and description and interests therein to the extent not included in the foregoing, including all “Accounts”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claims” set forth on Schedule I (as such Schedule may be supplemented from time to time pursuant to Section 4.03), “Commodity Accounts”, “Commodity Contracts”, “Deposit Accounts”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letters of Credit”, “Letter-of-Credit Rights”, “Money”, “Proceeds”, “Securities”, “Securities Account”, “Security Entitlements”, “Supporting Obligations” and “Uncertificated Securities” as such terms are defined in the U.C.C., but excluding copyrights, patents, trademarks and other intellectual property; and
     (i) all accessions, substitutions, replacements, products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in any of the foregoing clauses and proceeds deposited from time to time in any lockbox of any Grantor and, to the extent not included in the foregoing, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any condemnation award, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);
provided, however, that, notwithstanding anything to the contrary contained herein, the Collateral shall not include, and the Collateral Agent and the Secured Parties shall not by virtue of this Agreement have a Lien on, any Excluded Collateral.
     SECTION 2.02. Security for Secured Obligations. The Collateral secures the indefeasible payment in full in cash and performance of all the Secured Obligations now or hereafter existing, whether for principal, interest, costs, fees, expenses or otherwise.

     SECTION 2.03. Continuing Security Interest. (a) This Agreement shall create a continuing security interest in the Collateral, and (i) shall remain in full force and effect until the payment in full in cash of all the Term Obligations (other than Contingent Obligations), (ii) shall be binding upon each Grantor and its successors, transferees and assigns and (iii) shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties.
          (b) Upon the payment in full in cash of all the Term Obligations (other than Contingent Obligations), the security interest granted herein (including the security interest granted herein to secure the Existing Senior Notes Obligations) shall terminate with respect to all Collateral and all rights to the Collateral shall revert to the applicable Grantors.
          (c) The security interests in any Collateral created hereby shall automatically be released, and any Subsidiary that is a Grantor shall automatically be released from its obligations hereunder, in each case at the time or times and in the manner and to the extent set forth in Section 10.17 of the Credit Agreement or in the Intercreditor Agreement.
          (d) In connection with any termination or release pursuant to this Section 2.03, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this paragraph shall be without recourse to or warranty by the Collateral Agent.
     SECTION 2.04. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements, to the same extent as if this Agreement had not been executed; (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any contracts and agreements included in the Collateral; and (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, unless the Collateral Agent shall have agreed to assume the obligations of such Grantor thereunder.
     SECTION 2.05. Security Interest Absolute. All rights of the Collateral Agent hereunder, the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, hereunder and all obligations of the Grantors hereunder shall be absolute and unconditional, irrespective of (a) any lack of validity, legality or enforceability of any Combined Loan Document; (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Grantor or any other Person (including any other guarantor) under the provisions of any Combined Loan Document or otherwise or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations or any other extension, compromise or renewal of any Secured Obligations; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives, to the extent permitted by applicable law, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of any Combined Loan Document; (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any Secured Obligations; or (g) any other circumstances which would otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor or any surety or guarantor in respect of any Secured Obligations or this Agreement.
     SECTION 2.06. Election of Remedies. If any Secured Party may, under applicable law, proceed to realize its benefits under this Agreement, any other Security Document or otherwise, either by judicial foreclosure or by non-judicial sale or enforcement, such Secured Party may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of the rights and remedies for its benefit under this Agreement (it being understood and agreed that nothing in this Section 2.06 shall limit the provisions of Section 5.02). If, in the exercise of any of its rights and remedies, any Secured Party shall forfeit any of the rights or remedies for its benefit, including its right to enter a deficiency judgment against any Grantor or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Grantor hereby consents to such action by such Secured Party and waives any claim based upon such action, even if such action by such Secured Party shall result in a full or partial loss of any rights of subrogation that such Grantor might otherwise have had but for such action by such Secured Party.
ARTICLE III
Representations and Warranties
     Each Grantor represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, as set forth in this Article III.
     SECTION 3.01. Perfection Certificate. The information set forth in the Perfection Certificate, including the exact legal name of each Grantor, is correct and complete as of the date hereof.
     SECTION 3.02. Ownership, No Liens, Validity, etc. Each Grantor owns the Collateral with respect to which it has purported to grant a security interest hereunder free and clear of Liens, except for Permitted Encumbrances. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement and except for any filings in respect of Permitted Encumbrances. This Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations, and, upon the proper filing of a U.C.C. financing statement with the Secretary of State of the jurisdiction of each Grantor’s organization, formation or incorporation, all filings necessary to perfect such security interest, to the extent such security interest can be perfected by the filing of a U.C.C.

financing statement, shall have been taken and such security interest shall be a first priority security interest (subject, with respect to priority, to the priority of Liens securing the First Lien Obligations as set forth in the Intercreditor Agreement and to Permitted Encumbrances that have priority as a matter of law).
     SECTION 3.03. Possession and Control. Each Grantor, or one or more of its Subsidiaries, has exclusive possession and control of the Equipment and Inventory.
ARTICLE IV
Covenants
     Each Grantor covenants and agrees that, so long as any Term Obligations (other than Contingent Obligations) shall remain unpaid, such Grantor will, unless the Required Lenders shall otherwise consent in writing and subject to the Intercreditor Agreement, perform the obligations set forth in this Article IV.
     SECTION 4.01. As to Receivables. (a) Each Grantor shall (i) keep its principal place of business and chief executive office and the office(s) where it keeps its records concerning the Receivables at the addresses set forth with respect to such Grantor in Sections 2(a) and 2(b) of the Perfection Certificate or in the notice, if any, most recently delivered with respect to such Grantor under Section 4.06 and (ii) hold and preserve such records in accordance with its normal business practices.
          (b) Upon written notice by the Collateral Agent to any Grantor to such effect after the occurrence and during the continuance of an Event of Default, all proceeds of Collateral received by such Grantor during the continuance of such Event of Default shall be delivered in kind to the Collateral Agent for deposit into a deposit account of such Grantor maintained with, or subject to the control of, the Collateral Agent (any such deposit account of any Grantor being referred to herein as a “Collateral Account”). With respect to any such proceeds, until such Event of Default is no longer continuing, unless the Collateral Agent directs otherwise, (i) each Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property all such proceeds in express trust for the Collateral Agent, for the benefit of the Secured Parties, until delivery thereof is made to the Collateral Agent and (ii) no funds, other than proceeds of Collateral, will be deposited in any Collateral Account designated for the purpose of holding such proceeds. The Collateral Agent agrees that it shall not give the notice referred to in this paragraph unless it believes, acting reasonably, that an Event of Default shall have occurred and is continuing.
          (c) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to apply any amount in any Collateral Account to the payment of any Secured Obligations which are due and payable in the manner set forth in Section 6.03.
          (d) Subject to the rights of the Collateral Agent granted pursuant to the Loan Documents, each Grantor shall have the right, with respect to and to the extent of its collected funds in the Collateral Account, as long as no Event of Default has occurred and is continuing, to require the Collateral Agent, without any liability of the Collateral Agent except for its own gross negligence or willful misconduct (IT BEING UNDERSTOOD THAT THE COLLATERAL AGENT SHALL NOT BE LIABLE TO ANY SECURED PARTY FOR ANY NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE)), (i) to invest the amounts on deposit thereon in cash equivalent investments, provided that, in the case of certificated securities, the Collateral Agent (or its agent or bailee) shall retain possession thereof as Collateral and, in the case of uncertificated securities, the Collateral Agent may take such actions, including registration of such securities in its name, as it shall determine is necessary to perfect its security interest therein, and (ii) to close such Collateral Account and return all funds, together with interest and profits (if any) thereon, on deposit therein to such Grantor.
     SECTION 4.02. As to Collateral. (a) Unless otherwise restricted by the Combined Loan Documents, each Grantor (i) may in the ordinary course of its business or as otherwise permitted under the Loan Documents, at its own expense, sell, transfer, lease or furnish under the contracts of service any of the Collateral of such Grantor, and sell, transfer, use and consume, in the ordinary course of its business or as otherwise permitted under the Loan Documents, any raw materials, work in process or materials held by such Grantor, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral held by such Grantor in accordance with its customary business practices or as otherwise permitted by the Loan Documents, and, upon the occurrence and during the continuance of an Event of Default, will take such action with respect to such collection as the Collateral Agent may request or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business and in accordance with its customary business practices, to any Person obligated on any of the Collateral, any rebate, refund or allowance to which such Person may be lawfully entitled, and may accept, in connection therewith, the return of goods the sale or lease of which shall have given rise to such Collateral. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, upon prior or concurrent written notice to any Grantor, notify any Person obligated on any of the Collateral of such Grantor to make payment to the Collateral Agent for deposit to the Collateral Account of any amounts due or to become due thereunder and enforce collection of any of the Collateral of such Grantor by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Each Grantor will, at its own expense, upon the occurrence and during the continuance of an Event of Default and the written request of the Collateral Agent, notify any Person obligated on any of the Collateral of such Grantor to make payment to the Collateral Agent for deposit to the Collateral Account of any amounts due or to become due thereunder.
          (b) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent is authorized to endorse, in the name of any Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.
          (c) Each Grantor will cause all Indebtedness of the Borrower or any Subsidiary that is owing to such Grantor (other than any such Indebtedness of any MLP Subsidiary in the form of advances that do not constitute obligations for borrowed money) to be evidenced by a promissory note (which shall be in form and substance satisfactory to the Borrower) that is pledged and delivered to the Collateral Agent (or its agent or bailer), together with undated instruments of transfer with respect thereto endorsed in blank.
     SECTION 4.03. As to Commercial Tort Claims. If at any time an Authorized Officer of any Grantor shall have knowledge that such Grantor has acquired or otherwise obtained rights with respect to a Commercial Tort Claim which such Grantor reasonably believes, based upon then-current information, is likely to result in a judgment in favor of such Grantor in excess of $5,000,000, it shall promptly notify the Collateral Agent thereof in a writing containing brief details thereof (which writing shall be deemed to be attached to Schedule I hereto and made a part thereof) and take such other actions as are necessary or desirable to grant and perfect a security interest in such Commercial Tort Claim in favor of the Collateral Agent.
     SECTION 4.04. Further Assurances, etc. Each Grantor agrees that it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request in order to perfect, preserve and protect any security interest granted or purported to be granted hereby by such Grantor or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will, with respect to any Collateral of such Grantor, following the occurrence and during the continuance of a Default: (a) at the written request of the Collateral Agent, mark conspicuously each chattel paper included in the Receivables and each Related Contract with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such chattel paper or Related Contract is subject to the security interest granted hereby; (b) if any material Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Collateral Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (c) file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or as the Collateral Agent may reasonably request in order to perfect and preserve the security interests granted or purported to be granted hereby; (d) furnish to the Collateral Agent, from time to time at the Collateral Agent’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail; (e) warrant and defend the right and title herein granted to the Collateral Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever, subject to Permitted Encumbrances; and (f) upon the acquisition after the date hereof by such Grantor of any Collateral with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition under the U.C.C. or pursuant to previously filed U.C.C. financing statements, promptly give notice thereof to the Collateral Agent and take such actions with respect to such Collateral or any part thereof as are reasonably required by the Collateral Agent to perfect its security interest in such Collateral. Notwithstanding anything to the contrary contained herein (but subject to Section 4.02(c)), no Grantor shall be required to take, at any time when no Event of Default has occurred and is continuing, any actions to perfect the Collateral Agent’s Liens in any Collateral to the extent such perfection requires more than the authorization, preparation, delivery and the filing of U.C.C. financing statements (and any necessary amendments, assignments or continuation statements with respect thereto) with the applicable Government Authority; provided that the Collateral Agent may independently take any such actions to perfect such Liens in the Collateral as it reasonably deems appropriate (without being able to require any Grantor to cooperate in such action unless an Event of Default has occurred and is continuing), which actions shall be, in accordance with Section 7.02(b), at the expense of each applicable Grantor.
     SECTION 4.05. Performance of Covenants in Loan Documents. Each Grantor will perform, comply with, observe and fulfill, and will cause each of its Subsidiaries to perform, comply with, observe and fulfill, each of the covenants, agreements and obligations contained in any Loan Document pertaining to or otherwise applicable to such Grantor or any of its Subsidiaries.
     SECTION 4.06. State of Incorporation, Formation or Organization, etc. Each Grantor will furnish to the Collateral Agent promptly, and in any event within 30 days upon an Authorized Officer of such Grantor becoming aware of same, written notice of any change (a) in such Grantor’s legal name or jurisdiction of organization, (b) in the location of such Grantor’s principal place of business or chief executive office or any office where such Grantor keeps its records concerning the Receivables, (c) in such Grantor’s identity or corporate structure and (d) in such Grantor’s organizational number issued to it in its jurisdiction of organization or, with respect to any Grantor organized under the laws of a jurisdiction that requires such information to be set forth on the face of a UCC financing statement, such Grantor’s Federal Taxpayer Identification Number. Each Grantor shall take all actions necessary or reasonably requested by the Collateral Agent to ensure that, notwithstanding any such change, the Liens on the Collateral granted in favor of the Collateral Agent, for the benefit of the Secured Parties, remain perfected, first priority Liens (subject, with respect to priority, to the priority of Liens securing the First Lien Obligations as set forth in the Intercreditor Agreement and to Permitted Encumbrances that have priority as a matter of law).
     SECTION 4.07. Filings. Each Grantor hereby authorizes the Collateral Agent to file U.C.C. financing statements with respect to the Collateral describing the Collateral as “all personal property”, “all assets” or words of similar import, and to file U.C.C. financing statements, and continuations and amendments thereto, and other similar documents with respect to the Collateral without its signature (to the extent permitted by applicable law).
ARTICLE V
The Collateral Agent
     SECTION 5.01. Appointment of Collateral Agent. By acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Document, each Secured Party shall be deemed to have irrevocably appointed Credit Suisse (or any successor or assignee Collateral Agent) to serve as the Collateral Agent under this Agreement and the other Loan Documents, and to authorize the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Collateral Agent is hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral, and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the other Loan Documents.
     SECTION 5.02. Enforcement of Security Documents; Restrictions on Actions. (a) By acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Document, each Secured Party shall be deemed irrevocably to have agreed and consented that (i) the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement against any Grantor and of any other Security Document against any “grantor”, “guarantor”, “mortgagor”, “pledgor” or “loan party” thereunder and the exercise of remedies hereunder or under any other Security Document and (ii) such Secured Party shall not take any action to enforce any provisions of this Agreement against any Grantor or any of the other Security Documents against any “grantor”, “guarantor”, “mortgagor”, “pledgor” or “loan party” thereunder or to exercise any remedy hereunder or under any other Security Document.
          (b) Without limiting the generality of paragraph (a) of this Section, by acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Documents, each Secured Party shall be deemed irrevocably to have agreed and consented that it shall not, and shall not be entitled to, (i) direct the actions of the Collateral Agent hereunder or under any other Security Document, (ii) take any action, or commence any legal proceeding seeking, to require, compel or cause the Collateral Agent to enforce any provisions of this Agreement against any Grantor or of any other Security Document against any “grantor”, “guarantee”, “mortgagor”, “pledgor” or “loan party” thereunder or to exercise any remedy hereunder or under any other Security Document, (iii) take any action, or commence any legal proceeding seeking, to prevent or enjoin the Collateral Agent from taking any action (including the enforcement of any provisions of this Agreement against any Grantor or of any other Security Document against any “grantor”, “guarantee”, “mortgagor”, “pledgor” or “loan party” thereunder, the exercise of any remedy hereunder or under any other Security Document, the release of any Collateral hereunder or under any other Security Document, the consent to any amendment or modification hereof or of any other Security Document or the grant of any waiver hereunder or under any other Security Document), or refraining from taking any such action, in accordance with this Agreement or any other Security Document, or (iv) take any action, or commence any legal proceeding seeking, to delay, hinder or otherwise impair the Collateral Agent in taking any such action in accordance with this Agreement or any other Security Document. WITHOUT LIMITING THE FOREGOING, EACH EXISTING SENIOR NOTES SECURED PARTY, BY ACCEPTANCE OF THE BENEFITS OF, OR CLAIMING ANY RIGHTS UNDER, THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT, SHALL BE DEEMED TO HAVE UNDERSTOOD AND AGREED (AND THE AVAILABILITY OF THE BENEFITS OF THIS AGREEMENT TO THE EXISTING SENIOR NOTES SECURED PARTIES SHALL BE EXPRESSLY UNDERSTOOD TO BEING CONDITIONED UPON SUCH UNDERSTANDING AND AGREEMENT), THAT THE SOLE RIGHT OF THE EXISTING SENIOR NOTES SECURED PARTIES HEREUNDER AND UNDER THE OTHER SECURITY DOCUMENTS SHALL BE TO RECEIVE THEIR RATABLE SHARE OF ANY PROCEEDS OF THE COLLATERAL IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, THE OTHER SECURITY DOCUMENTS AND THE INTERCREDITOR AGREEMENT.

          (c) EACH EXISTING SENIOR NOTES SECURED PARTY, BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, SHALL BE DEEMED TO HAVE ACKNOWLEDGED THAT THE PROVISIONS OF THIS SECTION ARE BEING RELIED UPON BY THE COLLATERAL AGENT AND THE TERM SECURED PARTIES.
     SECTION 5.03. LIMITATIONS ON RESPONSIBILITY OF COLLATERAL AGENT. (a) THE COLLATERAL AGENT HAS CONSENTED TO SERVE AS COLLATERAL AGENT HEREUNDER AND UNDER THE OTHER SECURITY DOCUMENTS ON THE EXPRESS UNDERSTANDING, AND EACH SECURED PARTY, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT, SHALL BE DEEMED TO HAVE AGREED, THAT THE COLLATERAL AGENT SHALL NOT HAVE ANY DUTIES, OBLIGATIONS OR RESPONSIBILITIES (FIDUCIARY OR OTHERWISE) TO ANY SECURED PARTY, EXCEPT THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE OTHER SECURITY DOCUMENTS, SUBJECT IN ALL EVENTS TO THE PROVISIONS OF ARTICLE IX OF THE CREDIT AGREEMENT, THE PROVISIONS OF THIS ARTICLE V AND ALL OTHER PROVISIONS OF ANY SECURITY DOCUMENT LIMITING THE DUTIES, OBLIGATIONS, RESPONSIBILITIES OR LIABILITY OF THE COLLATERAL AGENT.
          (b) Without limiting the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) the Collateral Agent shall not have any duty to take any discretionary action or to exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Security Documents that the Collateral Agent is required to exercise following its receipt of written instructions from the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02 of the Credit Agreement); provided that the Collateral Agent shall not be required to take any action that, in its opinion, may expose the Collateral Agent to liability or that is contrary to any Combined Loan Document or applicable law; and (iii) except as expressly set forth herein or in the other Security Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Grantor that is communicated to or obtained by the Person serving as Collateral Agent or any of its Related Parties in any capacity. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of Taxes, charges, assessments or Liens upon the Collateral or otherwise for the maintenance of the Collateral. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Collateral Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 10.02 of the Credit Agreement) or in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Collateral Agent by the Borrower or a Lender, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into, or be deemed to have made any representation as to, (A) any statement, warranty or representation made in or in connection with any Security Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document

(other than express covenants and agreements of the Collateral Agent) or the occurrence of any Default, (D) the value or condition of the Collateral or any part thereof, the title of any Grantor thereto or the sufficiency of the security afforded to the Secured Parties by this Agreement or any other Security Document or (E) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document.
     SECTION 5.04. Reliance by Collateral Agent; Sub-Agents. (a) The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower or any other Grantor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement or any other Security Document, the duties created hereunder or thereunder or the Collateral from any court of competent jurisdiction.
          (b) The Collateral Agent may perform any and all its duties and exercise its rights and powers hereunder or under any other Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Article V shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with their activities as a Collateral Agent.
     SECTION 5.05. Resignation of the Collateral Agent. The Collateral Agent may resign at any time in accordance with, and subject to, the provisions of Article IX of the Credit Agreement. Upon the acceptance of its appointment as the Collateral Agent by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Security Documents. Such appointment and designation shall be full evidence of the right and authority of such successor Collateral Agent to act as Collateral Agent hereunder and under the other Security Documents, and all Collateral, power, trusts, duties, documents, rights and authority of the retiring Collateral Agent shall rest in the successor Collateral Agent, without any further deed or conveyance. The Grantors shall execute and deliver any and all documents, conveyances or instruments requested by the Required Lenders or the retiring Collateral Agent to reflect such transfer to the successor Collateral Agent. After the Collateral Agent’s resignation hereunder, the provisions of this Article V and Section 7.02 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Collateral Agent.

     SECTION 5.06. Determination of Amounts of Existing Senior Notes Obligations. Whenever the Collateral Agent is required to determine the amount of the Existing Senior Notes Obligations for any purpose of this Agreement or any other Security Document, it shall request written certification of such amount from the trustee under the Existing Senior Notes Indenture and shall be entitled to make such determination on the basis of such certification; provided, however, that if, notwithstanding the request of the Collateral Agent, such trustee shall fail or refuse reasonably promptly to certify as to the amount of the Existing Senior Notes Obligations, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Authorized Officer of the Borrower. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Grantors, the Existing Senior Notes Secured Parties or any other Person as a result of such determination or any action taken pursuant thereto.
     SECTION 5.07. Certain Powers Relating to Collateral. Notwithstanding any other provision set forth herein or in any other Security Document, nothing in this Agreement or any other Security Document shall require the creation or perfection of pledges of or security interests in, or the obtaining of legal opinions or other deliverables with respect to, particular assets of any Grantor if, and for so long as the Collateral Agent, in consultation with the Borrower, determines that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such legal opinions or other deliverables in respect of such assets, shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Collateral Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of legal opinions or other deliverables with respect to particular assets (including delivery of certificates representing pledged Equity Interests) (including extensions beyond the Closing Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Closing Date) where it determines that such action cannot be accomplished without undue effort, expense or other burden by the time or times at which it would otherwise be required to be accomplished by this Agreement or the other Loan Documents.
     SECTION 5.08. Other Security Documents. By acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Document, each Secured Party shall be deemed to have agreed that the provisions of this Article V shall apply to each other Security Document, in each case as if set forth and incorporated therein in full.
     SECTION 5.09. No Rights of Grantors. The provisions of this Article V are solely for the benefit of the Collateral Agent and the Secured Parties, and none of the Grantors shall have any rights as a third party beneficiary of any such provisions.
ARTICLE VI
Remedies
     SECTION 6.01. Certain Remedies. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing:

     (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C., and also may (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral of such Grantor as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to such Grantor and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ prior written notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as additional collateral security for, or then or at any time thereafter be applied in whole or in part in accordance with Section 6.03.
     SECTION 6.02. Warranties. The Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral. The Collateral Agent may disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
     SECTION 6.03. Application of Proceeds. The Collateral Agent shall apply all proceeds that it shall receive from any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows (but subject to the provisions of the Intercreditor Agreement):
     FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, in each case, payable by the Borrower or any other Grantor pursuant to this Agreement or any other Loan Document;
     SECOND, to the payment of all such other Term Obligations as shall be owed to the Administrative Agent (in its capacity as such);

     THIRD, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata (as determined by the Collateral Agent) in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and
     FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds or Collateral in accordance with this Agreement and the other Loan Documents. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
ARTICLE VII
Miscellaneous Provisions
     SECTION 7.01. “Loan Document”; “Security Document”. This Agreement is a “Loan Document” and a “Security Document” (each as defined in the Credit Agreement) executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
     SECTION 7.02. Indemnity and Expenses. (a) Without limiting the generality of the provisions of Section 10.03 of the Credit Agreement, and except to the extent reimbursement of expenses is limited by Section 10.03(a) of the Credit Agreement to reimbursement of expenses of only certain parties, each Grantor agrees to indemnify the Administrative Agent (including in its capacity as the Collateral Agent, and any sub-agent thereof), each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being referred to as an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee, arising out of, in connection with or as a result of this Agreement or any other Loan Document (including enforcement of this Agreement or any other Security Document), whether based on contract, tort or any other theory and whether initiated against or by any party to this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto); provided, that such indemnity and release shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee (it being understood that it is the intention of the parties hereto that each of the Indemnitees be indemnified in the case of its own negligence (other than gross negligence), regardless of whether such negligence is sole or contributory, active or passive, imputed, joint or technical), (ii) except where such Indemnitee is the Administrative Agent or the Collateral Agent (or any sub-agent thereof) or a Related Party thereof, relate to claims between or among the Lenders or any of their Affiliates, shareholders, partners or members (other than any such claims arising from a breach by any Grantor of its obligations under this Agreement or any other Loan Document) or (iii) except where such Indemnitee is the Administrative Agent or the Collateral Agent (or any sub-agent thereof) or a Related Party thereof, are in respect of any property for any occurrence arising from the acts or omissions of any Lender during the period after which such Person, its successors or assigns shall have obtained possession of such property (whether by foreclosure or deed in lieu of foreclosure, as mortgagee-in-possession or otherwise). If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the foregoing which is permissible under applicable law.
          (b) Each Grantor will upon demand therefor pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel, which the Collateral Agent incurs in connection with (i) the administration of this Agreement and any other Security Document to which such Grantor is a party, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral (as defined in the Credit Agreement), (iii) the exercise or enforcement of any of the rights of the Collateral Agent or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.
          (c) To the extent permitted by applicable law, no party hereto shall assert, or permit any of its Related Parties to assert, and each party hereby waives, any claim against the Collateral Agent, the Administrative Agent, any Arranger or any Lender, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or any transaction or act contemplated hereby or thereby.
          (d) Any amounts payable as provided in paragraphs (a) or (b) of this Section shall be additional Term Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.02 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby and thereby, the invalidity or unenforceability of any term or provision of this Agreement or any other Security Document, or any investigation made by or on behalf of the Collateral Agent, the Administrative Agent, any Arranger or any Lender. All amounts due under this Section 7.02 shall be payable not later than 30 days after written demand is received by the applicable Grantor therefor.
     SECTION 7.03. Waivers; Amendments. (a) No failure or delay by the Collateral Agent in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that the Secured Parties would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.
          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except (i) pursuant to an agreement or agreements in writing entered into between the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement and (ii) as provided in the Intercreditor Agreement.
     SECTION 7.04. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Grantor (other than the Borrower) shall be given to it in care of the Borrower as provided in Section 10.01 of the Credit Agreement.
     SECTION 7.05. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
     SECTION 7.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     SECTION 7.07. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor, as applicable, and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by the Credit Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be waived, amended, modified or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.
     SECTION 7.08. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OR PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY

PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
          (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, ANY ARRANGER OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
          (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
          (d) EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.04. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW; PROVIDED THAT NOTICE OF THE USE OF ANY SUCH ALTERNATIVE MEANS OF SERVICE SHALL BE PROVIDED TO EACH AFFECTED PARTY IN THE MANNER PROVIDED IN SECTION 7.04.
     SECTION 7.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT,

ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.
     SECTION 7.10. NO ORAL AGREEMENTS. THIS WRITTEN SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
     SECTION 7.11. Additional Grantors. Pursuant to Section 5.15 of the Credit Agreement, each Subsidiary that becomes a Designated Credit Party after the Closing Date is required to enter into this Agreement as a Grantor. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
     SECTION 7.12. Intercreditor Agreement. (a) Notwithstanding anything herein to the contrary, this Agreement and the security interests and other Liens granted to the Collateral Agent, for the benefit of the Secured Parties, hereunder and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control. No Secured Party shall have any right individually to enforce or realize upon any Liens granted under this Agreement, it being understood and agreed that such rights may be exercised solely by the Collateral Agent on behalf of the Secured Parties.
          (b) BY ACCEPTANCE OF THE BENEFITS OF, OR CLAIMING ANY RIGHTS UNDER, THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT, EACH EXISTING SENIOR NOTES SECURED PARTY WILL BE DEEMED IRREVOCABLY (I) TO HAVE ACKNOWLEDGED AND AGREED TO THE PROVISIONS OF THIS SECTION 7.12, (II) TO HAVE ACCEPTED AND CONSENTED TO THE INTERCREDITOR AGREEMENT AND TO EACH ACKNOWLEDGEMENT, AGREEMENT, CONSENT AND WAIVER MADE THEREIN BY THE COLLATERAL AGENT ON BEHALF OF THE EXISTING SENIOR NOTES SECURED PARTIES AND (III) TO HAVE ACKNOWLEDGED AND AGREED THAT ITS ENTITLEMENT TO THE BENEFITS OF THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT AND THE SECURITY INTERESTS AND

           OTHER LIENS CREATED HEREBY OR THEREBY IS EXPRESSLY CONDITIONED UPON ITS OBSERVANCE OF THE TERMS OF THE INTERCREDITOR AGREEMENT.
     SECTION 7.13. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable prior to termination of this Agreement in accordance with its terms and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Receivables to any account debtor in respect thereof; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, account debtors in respect of any Receivables to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither it nor any of their Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable prior to termination of this Agreement in accordance with its terms.
[SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

QUICKSILVER RESOURCES INC.,
by

/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Vice President–Treasurer

COWTOWN PIPELINE FUNDING, INC.,
by

/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Vice President–Treasurer

COWTOWN PIPELINE MANAGEMENT, INC.,
by

/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Vice President–Treasurer

COWTOWN PIPELINE L.P.,

By:	Cowtown Pipeline Management,
Inc., its general partner

by

/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Vice President–Treasurer

COWTOWN GAS PROCESSING L.P.,

By:	Cowtown Pipeline Management,
Inc., its general partner

by

/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Vice President–Treasurer

CREDIT SUISSE, Cayman Islands Branch, as the Collateral Agent,
by

/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Director

by

/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate